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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



We consent to the reference to our firm under the heading "Experts" and to the use of our report dated January 24, 2000 in the Registration Statement on Form S-1 (No. 333-93199) of AsiaInfo Holdings, Inc. and to the incorporation by reference in this registration statement of such report.


Deloitte Touche Tohmatsu
Hong Kong
March 2, 2000